UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	October 4, 2005

MGIC Investment Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI
(Address of principal executive offices, including ZIP code)

(414) 347-6480
(Registrant's telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

        MGIC Investment Corporation (the “Company”) does not view either the Underwriting Agreement or the supplement to the Indenture effected by the Officer’s Certificate (as such instruments are defined in Item 8.01) as, respectively, a material agreement or an amendment to a material agreement within the meaning of Item 1.01 of Form 8-K because, among other reasons, the aggregate principal amount of the Notes (as defined in Item 8.01) does not exceed 10% of the Company’s consolidated assets. In the event it is determined, however, that the Underwriting Agreement or such supplement to the Indenture is a material agreement or an amendment to a material agreement within the meaning of Item 1.01, the text of Item 8.01 describing the those agreements is incorporated by reference herein.

Item 8.01.     Other Events.

        On October 4, 2005, the Company agreed to sell $300 million aggregate principal amount of its 5.375% Senior Notes due 2015 (the “Notes”) in a public offering pursuant to an Underwriting Agreement, dated October 4, 2005, among the Company and the underwriters named therein (the “Underwriting Agreement”). The public offering of the Notes closed on October 7, 2005.

        The Notes are registered under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to a Registration Statement on
Form S-3 (Registration No. 333-126631) that the Company filed with the Securities and Exchange Commission (the “Commission”) relating to the public offering, pursuant to Rule 415 under the 1933 Act, of up to an aggregate of $500 million of the Company’s debt securities.

        The Notes were issued under an Indenture, dated October 15, 2000 (the “Indenture”), between the Company and U.S. Bank National Association, as successor trustee (the “Trustee”), subject to the designation of the terms of the Notes in the form of an Officer’s Certificate, dated as of October 4, 2005 (the “Officer’s Certificate”), executed pursuant to Section 3.1 of the Indenture. The Notes were issued at a price to the public of 99.244% of their principal amount. The Notes mature on November 1, 2015 and are subject to the terms and conditions set forth in the Indenture. Interest on the Notes is payable semiannually in arrears on May 1 and November 1 of each year, beginning on May 1, 2006. The Company intends to use the proceeds from the sale of the Notes, together with available cash, to repay all $300 million in aggregate principal amount of our outstanding 7.50% Senior Notes due October 17, 2005. Additional terms of the Notes are described in the Company’s Prospectus Supplement, dated October 4, 2005, filed with the Commission under the 1933 Act.

        The Underwriting Agreement, the Indenture and the Officer’s Certificate are filed as exhibits hereto and are incorporated herein by reference. The foregoing description of the Underwriting Agreement, the Indenture and the Officer’s Certificate and the transactions contemplated therein is qualified in its entirety by reference to such exhibits.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

(1.1)	Underwriting Agreement, dated October 4, 2005, by and between the Company and BNP Paribas Securities, Inc., as representative of the several underwriters named therein.

(4.1)	Indenture, dated as of October 15, 2000, between the Company and U.S. Bank National Association (as successor in interest to Bank One Trust Company, National Association), as Trustee [Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated October 17, 2000].

(4.2)	Officer’s Certificate, dated as of October 4, 2005, executed and delivered in connection with the issuance and sale of MGIC Investment Corporation’s 5.375% Senior Notes due 2015.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION
Date: October 7, 2005	By: /s/ J. Michael Lauer
J. Michael Lauer
Executive Vice President and Chief Financial Officer

MGIC INVESTMENT CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit
Number	Description

(1.1)	Underwriting Agreement, dated October 4, 2005, by and between the Company and BNP Paribas Securities, Inc., as representative of the several underwriters named therein.

(4.1)	Indenture, dated as of October 15, 2000, between the Company and U.S. Bank National Association (as successor in interest to Bank One Trust Company, National Association), as Trustee [Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated October 17, 2000].

(4.2)	Officer’s Certificate, dated as of October 4, 2005, executed and delivered in connection with the issuance and sale of MGIC Investment Corporation’s 5.375% Senior Notes due 2015.